UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

The Walt Disney Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The Walt Disney Company will begin distribution of the following letter to shareholders:

The Walt Disney Company Disney Urges Shareholders to Vote the WHITE Proxy Card “FOR” ONLY Disney’s 12 Director Nominees The opportunity to protect your investment is running short! Vote electronically TODAY to ensure your shares are represented at the April 3rd Annual Meeting. BURBANK, Calif., March 28, 2024 – The Walt Disney Company (NYSE: DIS) today urged shareholders to protect their investment and the future of the Company by making sure their votes are in on the WHITE proxy card in support of ONLY Disney’s 12 director nominees (and not the Trian Group or Blackwells nominees). Disney encourages ALL shareholders to vote their shares online or by telephone no later than 11:59 p.m. Eastern Time on April 2, 2024. Instructions to vote by internet or telephone can be found on the WHITE proxy card. Disney has the right strategy to drive proﬁtable growth and value creation for shareholders – positioning our streaming businesses for sustained growth and proﬁtability, reinvigorating the Company’s ﬁlm studios, fortifying ESPN for the future and turbocharging growth in Disney’s Experiences business. We have made substantial progress to make our business more eﬃcient and eﬀective, including a sharpened focus on our greatest brand and franchise assets, a continued commitment to cutting costs and declaring dividend payments for January and July of this year. This strategic transformation is working, as evidenced through the 34%1 year-to-date increase in our stock price, outpacing both peers and the S&P. The Board and management remain focused on this building plan to create superior, sustainable shareholder value. Disney’s Board of Directors believes all of its 12 nominees are uniquely qualiﬁed to continue this important progress and create long-term shareholder value. The Board urges shareholders to protect their investment and the future of the Company by voting the WHITE proxy card FOR ONLY Disney’s 12 nominees NOW and not the Trian Group or Blackwells nominees. Shareholders with questions about how to vote their shares should call the Company’s proxy solicitor, Innisfree M&A Incorporated, at (877) 456-3463 (toll-free from the U.S. and Canada) or +1 (412) 232-3651 (from other countries). The Company’s proxy statement and other important information related to the Annual Meeting can be found at VoteDisney.com. 1 As of market close 3/27/2024. For more information, visit VoteDisney.com

Forward-Looking Statements Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations; beliefs; plans; strategies; business or ﬁnancial prospects or outlook; future shareholder value; expected growth and value creation; proﬁtability; investments; capital allocation, including dividends and share repurchases; earnings expectations; expected drivers and guidance, including free cash ﬂow and funding sources; expected beneﬁts of new initiatives; cost reductions and eﬃciencies; content oﬀerings; priorities or performance; and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements. Actual results may diﬀer materially from those expressed or implied. Such diﬀerences may result from actions taken by the Company, including restructuring or strategic initiatives (including capital investments, asset acquisitions or dispositions, new or expanded business lines or cessation of certain operations), our execution of our business plans (including the content we create and intellectual property we invest in, our pricing decisions, our cost structure and our management and other personnel decisions), our ability to quickly execute on cost rationalization while preserving revenue, the discovery of additional information or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated, including heightened inﬂation, capital market volatility, interest rate and currency rate ﬂuctuations and economic slowdown or recession; deterioration in or pressures from competitive conditions, including competition to create or acquire content, competition for talent and competition for advertising revenue, consumer preferences and acceptance of our content and oﬀerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising and sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses and productions; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further aﬀect entertainment, travel and leisure businesses generally and may, among other things, aﬀect (or further aﬀect, as applicable): our operations, business plans or proﬁtability, including direct-to-consumer proﬁtability; our expected beneﬁts of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products. Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, including under the captions “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business”, and subsequent ﬁlings with the Securities and Exchange Commission (the “SEC”), including, among others, quarterly reports on Form 10-Q. Additional Information and Where to Find It For more information, visit VoteDisney.com

Disney has ﬁled with the SEC a deﬁnitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Disney’s 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY DISNEY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents ﬁled with the SEC by Disney free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents ﬁled by Disney are also available free of charge by accessing Disney’s website at htp://www.disney.com/investors. Participants Disney, its directors and executive oﬃcers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Disney. Information about Disney’s executive oﬃcers and directors is available in Disney’s deﬁnitive proxy statement for its 2024 Annual Meeting, which was ﬁled with the SEC on February 1, 2024. To the extent holdings by our directors and executive oﬃcers of Disney securities reported in the proxy statement for the 2024 Annual Meeting have changed, such changes have been or will be reﬂected on Statements of Change in Ownership on Forms 3, 4 or 5 ﬁled with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov. For more information, visit VoteDisney.com